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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K
                                    --------


                                 CURRENT REPORT
                                 --------------

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  June 24, 1999
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                                EKCO GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Delaware                            1-7484                    11-2167167
---------------                     ------------              ----------------
(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)              Identification
incorporation)                                                No.)



           98 Spit Brook Road, Suite 102, Nashua, New Hampshire 03062
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (603) 888-1212
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ITEM 5.  OTHER EVENTS.

     On June 24, 1999, the registrant issued a press release in which it announced that (i) the New York Stock Exchange ("NYSE") will suspend trading in the registrant's common stock prior to the opening on July 26, 1999 and following such suspension the NYSE will apply to have such stock delisted, and
(ii) the registrant is working with an alternate exchange to have its common stock listed on such exchange.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBIT

      99    Press Release dated June 24, 1999.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           EKCO GROUP, INC.
                                           (Registrant)



Date:  June 29, 1999                       /S/DONATO A. DeNOVELLIS
                                           -------------------------------------
                                           Donato A. DeNovellis
                                           Executive Vice President,
                                           Finance and Administration, and
                                           Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number              Exhibit Description
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 99              Press Release dated June 24, 1999.